                  Semiannual Report


                                    HIGH
                                    YIELD
                                    FUND

                                    -----------------
                                    NOVEMBER 30, 2001
                                    -----------------

[LOGO] T. ROWE PRICE

TABLE OF CONTENTS
--------------------------------------------------------------------

Report Highlights .................................................1

Portfolio Manager's Report ........................................2
   Performance Compares Well ......................................2
   Environment Supports Less Defensive Strategy ...................2
   Outlook Is Generally Positive ..................................4

Portfolio Highlights ..............................................5

Performance Comparison ............................................7

Average Annual Compound Total Return ..............................7

Financial Highlights ..............................................8

Statement of Net Assets ..........................................10

Statement of Operations ..........................................25

Statement of Changes in Net Assets ...............................26

Notes to Financial Statements ....................................28

Annual Meeting Results ...........................................33




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

------------
HIGHLIGHTS
------------

 .    Although high-yield bond prices plunged along with stocks after the
     September 11 terrorist attacks, the market's tone was positive by November 30.

 .    Returns for six months were flat but 12-month results were solid; both were in line with the market benchmark index and the average high-yield fund.

 .    Our defensive stance, diversification, and thorough research helped the funds weather recent volatility better than the average competitor.

 .    Encouraged by strong demand for high-yield bonds, limited supply, and the stock market's improved performance, we are seeking slightly lower-quality bonds with appreciation potential.

 .    Barring an unforeseen event, high-yield bonds should do well in anticipation of an economic recovery in 2002.

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------

Periods Ended 11/30/01                   6 Months    12 Months
--------------------------------------------------------------
High Yield Fund                            0.45%       8.17%

High Yield Fund Advisor Class shares       0.22        7.84

CS First Boston Global
High Yield Index                          -0.18        7.86

Lipper High Yield Funds Average           -2.09        4.21


----------------
PRICE AND YIELD
------------------------------------------------------------

                                                  High Yield
                                     High Yield      Advisor
Periods Ended 11/30/01                     Fund       Shares
------------------------------------------------------------
Price Per Share                           $6.73       $6.72

Dividends Per Share

   For 6 months                            0.33        0.33

   For 12 months                           0.70        0.69

30-Day Dividend Yield *                    9.51%       9.22%

30-Day Standardized Yield
to Maturity                                9.79        9.48

*Dividends earned for the last 30 days of the period indicated are annualized and divided by the fund's net asset value at the end of the period.

--------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------


After a roller coaster ride, the high-yield bond market was flat for the six months ended November 30. A strong summer rally was shattered by the attacks of September 11 and their dire impact on the economic outlook. Investors fled to less risky securities. The result was the worst single-month performance for your fund since September 1990, after Iraq seized Kuwait. Interest in high-yield bonds revived swiftly, however, enabling the market to end the period on a positive note.



     PERFORMANCE COMPARES WELL

          Your fund emerged from the tumultuous period with a return close to zero for the six months, as income offset a net price decline. For the 12-month period, the total return was a respectable 8.17%. For both periods, the fund outperformed the CS First Boston benchmark index as well as the average high-yield bond fund tracked by Lipper Inc. (The performance of the Advisor shares, which are sold through brokers and other intermediaries, reflected their different fee structure.)

          The fund's favorable showing versus its benchmarks was helped by our decision earlier this year to sharply underweight the faltering wireline (as opposed to wireless) sector of the telecom industry. As a result, less than 1% of our assets was exposed to the plummeting prices of wireline company bonds during the period, compared with close to 3% or more for sector indices and high-yield funds as a group. In the same vein, we had less exposure than the average fund (15% of assets versus 25%) to the negative return of the broader media and telecom group (JPMorgan data). Another aspect of our strategy that helped returns was our continuing focus on Old Economy industries in the junk bond market's upper-quality tiers (BB and B), which significantly outperformed lower-quality issues during the period. Your fund also had minimal holdings in industries that were particularly hurt by the terrorist attacks--airlines and lodging. And finally, to ride out the storm and give us future flexibility, we approximately doubled our cash position in mid-September to 10%. We have subsequently cut this percentage almost in half.



     ENVIRONMENT SUPPORTS LESS DEFENSIVE STRATEGY

          For most of this year, our strategy had a defensive cast as we sought to participate in the improving performance of top-tier "junk" while minimizing damage from two main sources: companies hit hard by the economic slowdown and the tidal wave of defaults that followed the so-called "tech wreck," especially in the wireline sector of the telecom industry. Although the overall corporate bond default rate rose steadily to 7.3% on November 30 (Bear Stearns data), your fund was virtually unscathed. We experienced only two defaults in the past six months (Sleepmaster and Bethlehem Steel), which together composed less than 1% of total net assets.

     -------------------------
     PORTFOLIO CHARACTERISTICS
     ------------------------------------------------------------

     Periods Ended                             5/31/01   11/30/01
     ------------------------------------------------------------
     Weighted Average
     Maturity (years)                              7.9        7.7

     Weighted Average Effective
     Duration (years)                              4.3        4.1

     Weighted Average Quality *                     B+         B+

     * Based on T. Rowe Price research.

     In October and November the picture brightened as demand for high-yield bonds increased markedly. The stock market's improved performance was one development encouraging investment in high-yield bonds, since both markets tend to anticipate economic recovery and a rebound in corporate earnings. Another positive development was the increasing yield advantage of high-yield bonds as yields plunged on Treasuries and other high-quality issues. The dearth of attractive alternatives led income-oriented investors, especially institutions, to the high-yield market. With a meager number of new high-yield issues coming to market, investors aggressively pursued the limited supply of defensive, less-cyclical bonds that occupy the upper-quality tiers of the high-yield market. By period end, strong demand and limited supply had propelled high-yield bond prices higher and narrowed the yield spread somewhat versus high-quality bonds.

     This favorable environment encouraged us to tilt our purchases a bit lower on the quality scale, mainly toward B rated issues with double-digit yields. New holdings included selected wireless telecom issues, some cyclicals with good liquidity (mainly chemical companies), and other medium-quality discount bonds. When the economy begins to turn, lower-quality junk bonds typically post the strongest returns, so we are repositioning the portfolio to participate in those potential gains. Average portfolio quality remained B+.

     Our overall investment approach remained unchanged, emphasizing rigorous investment research and broad diversification among industry sectors and issuers. As of November 30, we held 322 positions in 34 sectors representing 234 different issuers.

-----------------------
QUALITY DIVERSIFICATION
-------------------------------------------------------------

         [CHART]

AAA, AA, A, BBB           11%
BB                        19%
B                         57%
CCC                        6%
Nonrated (Convertibles
  and Equities)            7%

Based on T. Rowe Price research.

OUTLOOK IS GENERALLY POSITIVE

The improved performance in our sector is welcome after a couple of rough years that illustrated the sources of risk investors may face in the high-yield market. When the economy was still very strong, the quality of new issues coming to market deteriorated dramatically, assuring a high default rate when the technology/telecom bubble burst. As the economy slowed, weaker companies from a broader range of industry sectors swelled the default list. Now, however, many of the weak sisters have been weeded out and high-yield bonds should be poised for better returns.

We are encouraged by the resurgence of demand for high-yield bonds and would expect it to continue, barring an unforeseen event. Although yields on high-quality bonds have retraced some of their sharp declines, they still offer a marked advantage for long-term, income-oriented investors. Recessions end at some point, and the exact timing of the recovery that we anticipate in 2002 is not as important as whether high-yield investors, like stock investors, continue to look beyond the present to the eventual turn in the economy.


Respectfully submitted,

/s/ Mark J. Vaselkiv

Mark J. Vaselkiv
Chairman of the Investment Advisory Committee

December 18, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     11/30/01
--------------------------------------------------------------------------------
Cablevision Systems (CSC Holdings)                                       2.3%
Frontiervision                                                           2.2
Charter Communications                                                   1.9
Triton Communications                                                    1.9
Sinclair Broadcasting                                                    1.1
--------------------------------------------------------------------------------

Universal Compression                                                    1.1
Dobson Communications                                                    1.0
Lennar                                                                   1.0
Nextel Communication                                                     1.0
Actuant                                                                  1.0
--------------------------------------------------------------------------------

Cott Corporation                                                         1.0
Forest Oil                                                               0.9
Courtyard by Marriott II                                                 0.9
International Game Technologies                                          0.9
Premier Parks                                                            0.9
--------------------------------------------------------------------------------

Chancellor Media                                                         0.9
Alamosa Delaware                                                         0.8
TravelCenters of America                                                 0.8
Amerigas Partners                                                        0.8
TNP Enterprises                                                          0.8
--------------------------------------------------------------------------------

Argosy Gaming                                                            0.8
Avis Rent a Car                                                          0.8
Total Renal Care                                                         0.8
Ameristar Casinos                                                        0.8
Equistar Chemicals                                                       0.8
--------------------------------------------------------------------------------
Total                                                                   27.2%

Note: Table excludes reserves.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
                                                 Percent of       Percent of
                                                 Net Assets       Net Assets
                                                    5/31/01         11/30/01
--------------------------------------------------------------------------------
Cable Operators                                          8%               9%
Wireless Communications                                  8                9
Health Care                                              7                6
Gaming                                                   5                6
Energy                                                   6                6
Broadcasting                                             6                5
Specialty Chemicals                                      3                4
Electric Utilities                                       3                4
Manufacturing                                            4                3
Paper and Paper Products                                 2                3
Service                                                  3                3
Metals and Mining                                        2                3
Consumer Products                                        2                3
Automobiles and Related                                  2                2
Food and Tobacco                                         1                2
Lodging                                                  2                2
Building Products                                        2                2
Electronic Components                                    4                2
Building and Real Estate                                 1                2
Transportation                                           2                2
Financial                                                1                2
Aerospace and Defense                                    2                2
Container                                                2                2
All Other                                               10                8
Money Market Funds *                                     9                6
Other Assets Less Liabilities                            3                2
--------------------------------------------------------------------------------
Total                                                  100%             100%

* See note at end of financial statements.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

          This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


          HIGH YIELD FUND
          ----------------------------------------------------------------------
          As of 11/30/01

                                    [CHART]

            CS First Boston Global   Lipper High Yield
              High Yield Index         Funds Average      High Yield Fund

11/30/91             10,000               10,000              10,000
11/30/92             11,619               11,674              11,384
11/30/93             13,798               13,864              13,884
11/30/94             13,691               13,571              12,944
11/30/95             16,038               15,685              14,844
11/30/96             17,909               17,817              16,589
11/30/97             20,379               20,189              18,946
11/30/98             20,732               20,439              20,133
11/30/99             21,107               21,115              20,639
11/30/00             19,850               18,877              19,857
11/30/01             21,411               19,179              21,480


          Note: Performance for Advisor Class shares will vary from fund shares due to the differing fee structure. See returns table below.

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


          This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                                        Since      Inception
Periods Ended 11/30/01                     1 Year        5 Years       10 Years     Inception           Date
------------------------------------------------------------------------------------------------------------
High Yield Fund                             8.17%          5.30%          7.95%            --             --
High Yield Advisor Class shares             7.84             --             --           1.87%       3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

High Yield Shares

                                    6 Months         Year
                                       Ended        Ended
                                    11/30/01      5/31/01     5/31/00     5/31/99     5/31/98     5/31/97
NET ASSET VALUE
Beginning of period                 $   7.04     $   7.50    $   8.32    $   8.85    $   8.43    $   8.13

Investment activities
   Net investment
   income (loss)                        0.33         0.74        0.76        0.75        0.77        0.75
   Net realized and
   unrealized gain (loss)              (0.31)       (0.46)      (0.81)      (0.53)       0.41        0.30

   Total from
   investment activities                0.02         0.28       (0.05)       0.22        1.18        1.05

Distributions
   Net investment income               (0.33)       (0.74)      (0.77)      (0.75)      (0.76)      (0.75)

NET ASSET VALUE
End of period                       $   6.73     $   7.04    $   7.50    $   8.32    $   8.85    $   8.43
                                    ---------------------------------------------------------------------
Ratios/Supplemental Data

Total return/\                          0.45%        3.96%      (0.63)%      2.73%      14.51%      13.49%

Ratio of total expenses to
average net assets                      0.85%+       0.83%       0.83%       0.82%       0.81%       0.84%

Ratio of net investment
income (loss) to average
net assets                              9.76%+      10.16%       9.60%       8.93%       8.78%       9.15%

Portfolio turnover rate                 72.4%+       80.1%       75.9%       95.6%      129.6%      111.3%

Net assets, end of period
(in millions)                       $  1,569     $  1,538    $  1,524    $  1,776    $  1,725    $  1,401

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+  Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HIGH YIELD FUND ADVISOR CLASS SHARES
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

High Yield Advisor Shares

                                      6 Months            Year       3/31/00
                                         Ended           Ended       Through
                                      11/30/01         5/31/01       5/31/00

NET ASSET VALUE
Beginning of period                  $    7.04       $    7.50      $   7.70

Investment activities
   Net investment income (loss)           0.33            0.73          0.12
   Net realized and
   unrealized gain (loss)                (0.32)          (0.46)        (0.19)

   Total from
   investment activities                  0.01            0.27         (0.07)

Distributions
   Net investment income                 (0.33)          (0.73)        (0.13)

NET ASSET VALUE
End of period                        $    6.72       $    7.04      $   7.50
                                     ---------------------------------------

Ratios/Supplemental Data

Total return/\                            0.22%           3.86%        (0.90)%

Ratio of total expenses to
average net assets                        0.98%+          0.93%         0.68%+

Ratio of net investment
income (loss) to average
net assets                                9.33%+          9.78%        10.01%+

Portfolio turnover rate                   72.4%+          80.1%         75.9%+

Net assets, end of period
(in thousands)                       $  42,642       $   3,061      $     10


/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+  Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2001

-----------------------
STATEMENT OF NET ASSETS                                         Par/Shares                Value
-------------------------------------------------------------------------------------------------
                                                                           In thousands
CORPORATE BONDS AND NOTES 85.7%

Aerospace & Defense 1.7%
Alliant Techsystems, Sr. Sub. Notes, 8.50%, 5/15/11             $     3,875          $     4,107
Anteon, Sr. Sub. Notes, 12.00%, 5/15/09                               4,550                4,732
BE Aerospace, Sr. Sub. Notes, 8.00%, 3/1/08                           4,875                3,998
Communications & Power, Sr. Sub. Notes, 12.00%, 8/1/05                4,000                1,880
Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07                                6,750                6,885
L-3 Communications, Sr. Sub. Notes, 10.375%, 5/1/07                   4,930                5,275
                                                                                          26,877
                                                                                     -----------
Automobiles and Related 2.4%
Advance Holding, Sr. Disc. Notes, STEP, 0%, 4/15/09                   4,800                3,888
Advance Stores
   Sr. Sub. Notes
     10.25%, 4/15/08                                                  7,715                7,831
   (144a), 10.25%, 4/15/08                                            1,500                1,522
Aftermarket Technology, Sr. Sub. Notes, 12.00%, 8/1/04                5,685                5,827
Arvin, Sr. Notes, 7.125%, 3/15/09                                     2,400                2,262
Dana
   Sr. Notes
     6.50%, 3/1/09                                                    4,000                3,530
   (144a), 9.00%, 8/15/11                                             6,525                6,394
Hayes Lemmerz
   Sr. Notes
     8.25%, 12/15/08                                                  2,475                   50
   (144a), 11.875%, 6/15/06                                           4,400                1,672
MSX International, Sr. Sub. Notes, 11.375%, 1/15/08                   6,550                5,240
                                                                                          38,216
                                                                                     -----------
Beverages 0.9%
Cott
   Sr. Notes
     8.50%, 5/1/07                                                    8,025                8,266
     9.375%, 7/1/05                                                   6,900                7,072
                                                                                          15,338
                                                                                     -----------

Broadcasting 4.1%
Chancellor Media
   Sr. Notes, 8.00%, 11/1/08                                          9,525               10,049
   Sr. Sub. Notes
     8.125%, 12/15/07                                                   650                  677
     8.75%, 6/15/07                                                   3,300                3,465

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
------------------------------------------------------------------------------------------------
                                                                          In thousands
Lin Holdings, Sr. Disc. Notes, (144a), STEP, 0%, 3/1/08         $     7,300          $     4,380
Lin Television
   Sr. Notes
     8.00%, 1/15/08                                                     550                  558
   (144a), 8.00%, 1/15/08                                             1,425                1,425
Paxson Communications, Sr. Sub. Notes, (144a)
     10.75%, 7/15/08                                                  5,175                5,434
Quebecor Media, Sr. Notes, 11.125%, 7/15/11                           3,650                3,979
Radio One, Sr. Sub. Notes, (144a), 8.875%, 7/1/11                     7,575                7,992
Radio Unica, Sr. Disc. Notes, STEP, 0%, 8/1/06                       11,075                5,261
Salem Communication, Sr. Sub. Notes, (144a), 9.00%, 7/1/11            7,025                7,446
Sinclair Broadcast
   Sr. Sub Notes
   (144a), 8.75%, 12/15/11                                            3,375                3,392
     10.00%, 9/30/05                                                  3,850                3,989
Spanish Broadcasting, Sr. Sub. Notes, 9.625%, 11/1/09                 6,000                5,910
Young Broadcasting, Sr. Sub. Notes, 9.00%, 1/15/06                    2,570                2,377
                                                                                          66,334
                                                                                     -----------
Building Products 2.2%
American Builders & Contractors Supply, Sr. Sub. Notes
     10.625%, 5/15/07                                                10,175               10,277
American Standard, Sr. Notes, 7.625%, 2/15/10                         3,700                3,848
Associated Materials, Sr. Sub. Notes, 9.25%, 3/1/08                   2,650                2,676
ISG Resources, Sr. Sub. Notes, 10.00%, 4/15/08                       14,500               12,180
Nortek (Series B), Sr. Sub. Notes, 9.875%, 6/15/11                    7,000                6,720
                                                                                          35,701
                                                                                     -----------
Building and Real Estate 2.1%
Lennar, Sr. Notes, 9.95%, 5/1/10                                     15,000               16,350
Ryland, Sr. Sub. Notes, 9.125%, 6/15/11                               7,000                7,280
WCI Communities, Sr. Sub. Notes, 10.625%, 2/15/11                     5,700                5,885
Williams Scotsman, Sr. Notes, 9.875%, 6/1/07                          3,750                3,722
                                                                                          33,237
                                                                                     -----------
Cable Operators 6.7%
Adelphia Communications
   Sr. Notes
     9.375%, 11/15/09                                                 7,100                6,887
     10.875%, 10/1/10                                                16,150               16,796

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                  Par/Shares               Value
-------------------------------------------------------------------------------------------------
                                                                             In thousands
Charter Communications
   Sr. Disc Notes
   STEP, 0%, 1/15/11                                            $      5,125         $     3,498
   STEP, 0%, 5/15/11                                                   5,982               3,858
   Sr. Notes
     10.00%, 4/1/09                                                    7,250               7,576
     10.00%, 5/15/11                                                   9,200               9,568
     11.125%, 1/15/11                                                  5,600               6,020
Coaxial, Sr. Disc. Notes, STEP, 0%, 8/15/08                           10,450               7,733
CSC Holdings
   Sr. Notes
     7.625%, 4/1/11                                                    3,500               3,520
     7.875%, 2/15/18                                                   3,500               3,364
Diamond Cable Communications
   Sr. Disc. Notes, STEP, 0%, 2/15/07                                  2,350                 517
Frontiervision
   Sr. Disc. Notes, STEP, 0%, 9/15/07                                 10,125              10,732
   Sr. Sub. Notes, 11.00%, 10/15/06                                      350                 364
Insight Communications, Sr. Disc. Notes, STEP, 0%, 2/15/11            10,000               6,050
Mediacom
   Sr. Notes
     7.875%, 2/15/11                                                     875                 867
     8.50%, 4/15/08                                                      650                 666
Mediacom Broadband, Sr. Notes, (144a), 11.00%, 7/15/13                 7,000               7,735
NTL Communications
   Sr. Notes
     11.50%, 10/1/08                                                   3,130               1,158
     11.875%, 10/1/10                                                  3,550               1,314
Telewest Communications, Sr. Disc. Deb., STEP, 0%, 10/1/07            12,500              10,188
                                                                                     -------------
                                                                                         108,411
                                                                                     -------------
Consumer Products 2.7%
Armkel, Sr. Sub. Notes, (144a), 9.50%, 8/15/09                        10,150              10,911
Bally Total Fitness, Sr. Sub. Notes, 9.875%, 10/15/07                  8,075               8,317
Hasbro
   Sr. Deb., 6.60%, 7/15/28                                            1,500               1,125
   Sr. Notes, 8.50%, 3/15/06                                           1,225               1,250
Hedstrom, Sr. Disc. Notes, STEP, 0%, 6/1/09 *                          2,100                   0
Interface, Sr. Notes, 7.30%, 4/1/08                                    1,000                 890

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
--------------------------------------------------------------------------------------------------
                                                                             In thousands
Jostens, Sr. Sub. Notes, 12.75%, 5/1/10                         $     7,025          $     7,798
Pennzoil Quaker State, Sr. Notes, (144a), 10.00%, 11/1/08             2,700                2,876
Revlon, Sr. Notes, (144a), 12.00%, 12/1/05                            7,575                7,594
Sealy Mattress, Sr. Sub. Notes, (144a), 9.875%, 12/15/07              3,100                2,991
Sleepmaster, Sr. Sub. Notes, 11.00%, 5/15/09 *                        2,675                  548
                                                                                     -------------
                                                                                          44,300
                                                                                     -------------
Container 1.5%
BWAY, Sr. Sub. Notes, 10.25%, 4/15/07                                 7,500                7,800
Plastipak, Sr. Notes, (144a), 10.75%, 9/1/11                          3,175                3,366
Silgan, Sr. Sub. Debs., 9.00%, 6/1/09                                10,500               10,762
US Can, Sr. Sub. Notes, 12.375%, 10/1/10                              3,425                2,672
                                                                                     -------------
                                                                                          24,600
                                                                                     -------------
Electric Utilities 3.5%
AES
   Sr. Notes, 9.50%, 6/1/09                                           5,700                5,728
   Sr. Sub. Notes, 8.50%, 11/1/07                                     5,000                4,600
Calpine Canada Energy, Sr. Notes, 8.50%, 5/1/08                       4,100                4,060
CMS Energy, Sr. Notes, 9.875%, 10/15/07                              10,000               11,000
Edison Mission Energy
   Sr. Notes
     7.73%, 6/15/09                                                   5,000                4,900
     10.00%, 8/15/08                                                  6,750                7,324
Orion Power, Sr. Notes, 12.00%, 5/1/10                                4,795                5,826
PG&E National Energy, Sr. Notes, 10.375%, 5/16/11                     5,365                6,036
PSEG Energy, Sr. Notes, (144a), 8.50%, 6/15/11                        5,000                5,115
TNP Enterprises, Sr. Sub. Notes, 10.25%, 4/1/10                       1,725                1,863
                                                                                     -------------
                                                                                          56,452
                                                                                     -------------
Electronic Components 2.2%
Analog Devices, Sr. Conv. Notes, 4.75%, 10/1/05                       2,000                1,914
ASAT Finance, Sr. Notes, 12.50%, 11/1/06                              6,646                4,752
Fairchild Semiconductor
   Sr. Notes, 10.375%, 10/1/07                                        6,325                6,625
   Sr. Sub. Notes, 10.50%, 2/1/09                                     4,400                4,664
Flextronics, Sr. Sub. Notes, 9.75%, 7/1/10 (EUR)                      4,500                4,293
Flextronics International, Sr. Sub. Notes, 9.875%, 7/1/10             3,200                3,464
LSI Logic, Sr. Conv. Notes, 4.00%, 2/15/05                            3,000                2,568
ONI Systems, Conv. Sub. Notes, 5.00%, 10/15/05                        6,800                4,856
SCG Holding, Notes, 12.00%, 8/1/09                                    2,298                  804

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
---------------------------------------------------------------------------------------------------
                                                                             In thousands
Viasystems
   Sr. Sub. Notes
     9.75%, 6/1/07                                              $     2,520          $       706
     (Series B), 9.75%, 6/1/07                                        1,500                  420
                                                                                     -------------
                                                                                          35,066
                                                                                     -------------
Energy 5.7%
Amerigas Partners, Sr. Notes, (144a), 8.875%, 5/20/11                12,700               13,208
Dresser, Sr. Sub. Notes, 9.375%, 4/15/11                              3,525                3,657
EOTT Energy Partners, Sr. Notes, 11.00%, 10/1/09                      4,900                4,998
Forest Oil
   Sr. Notes
     8.00%, 6/15/08                                                   7,200                7,290
   (144a), 8.00%, 12/15/11                                            2,900                2,900
   Sr. Sub. Notes, 10.50%, 1/15/06                                    4,800                4,992
Geophysique, Sr. Notes, 10.625%, 11/15/07                             4,950                4,999
Hanover Equipment Trust, Sr. Notes, (144a), 8.50%, 9/1/08             1,750                1,837
Luscar Coal, Sr. Notes, (144a), 9.75%, 10/15/11                       3,025                3,191
PDVSA Finance, Sr. Notes, 6.80%, 11/15/08                             8,700                7,921
Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06                     7,535                7,686
Swift Energy, Sr. Sub. Notes, 10.25%, 8/1/09                          7,775                7,853
Universal Compression, Sr. Disc. Notes, STEP, 0%, 2/15/08            18,215               16,940
YPF Sociedad Anonima, Sr. Notes, 10.00%, 11/2/28                      4,860                4,763
                                                                                     -------------
                                                                                          92,235
                                                                                     -------------
Entertainment and Leisure 1.1%
Cinemark USA, Sr. Sub. Notes, 8.50%, 8/1/08                           3,125                2,812
Premier Parks, Sr. Disc. Notes, STEP, 0%, 4/1/08                     16,500               14,314
                                                                                     -------------
                                                                                          17,126
                                                                                     -------------
Financial 1.7%
Bancorp Hawaii Capital Trust I, Jr. Sub. Notes, 8.25%, 12/15/26       4,375                3,658
BankUnited Capital Trust, 10.25%, 12/31/26                            7,500                6,825
Capital One Financial, Sr. Notes, 7.25%, 12/1/03                      5,000                5,140
Dime Capital Trust I, 9.33%, 5/6/27                                   5,865                6,347
Willis Corroon, Sr. Sub. Notes, 9.00%, 2/1/09                         6,100                6,344
                                                                                     -------------
                                                                                          28,314
                                                                                     -------------
Food/Tobacco 2.4%
B&G Foods, Sr. Sub. Notes, 9.625%, 8/1/07                             9,025                8,574
Dimon, Sr. Notes, (144a), 9.625%, 10/15/11                            4,500                4,714
Land O Lakes, Sr. Notes, (144a), 8.75%, 11/15/11                      4,000                3,990
Luigino's, Sr. Sub. Notes, 10.00%, 2/1/06                             8,831                8,522

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                  Par/Shares               Value
---------------------------------------------------------------------------------------------------
                                                                              In thousands

Packaged Ice, Sr. Sub. Notes, 9.75%, 2/1/05                     $     7,759          $     5,199
Smithfield Foods, Sr. Sub. Notes, 7.625%, 2/15/08                     7,000                7,122
                                                                                     -------------
                                                                                          38,121
                                                                                     -------------
Gaming 5.9%
Ameristar Casinos, Sr. Notes, 10.75%, 2/15/09                        11,295               12,424
Argosy Gaming, Sr. Sub. Notes, 10.75%, 6/1/09                        11,650               13,019
Herbst Gaming, Sr. Notes, (144a), 10.75%, 9/1/08                      2,750                2,846
Hollywood Casino, Sr. Notes, 11.25%, 5/1/07                           8,680                9,418
Hollywood Park, Sr. Sub. Notes, 9.25%, 2/15/07                        8,900                7,921
Horseshoe Gaming
   Sr. Sub. Notes
     8.625%, 5/15/09                                                  3,550                3,710
     9.375%, 6/15/07                                                  2,875                3,076
International Game Technology, Sr. Notes, 8.375%, 5/15/09            12,485               13,234
Isle of Capri Casinos, Sr. Sub. Notes, 8.75%, 4/15/09                 9,175                8,923
Mikohn Gaming, Sr. Notes, (144a), 11.875%, 8/15/08                    7,050                6,768
Mohegan Tribal Gaming, Sr. Sub. Notes, 8.375%, 7/1/11                 3,000                3,135
Venetian Casino, Sr. Sub. Notes, STEP, 14.25%, 11/15/05              12,525               11,273
                                                                                     -------------
                                                                                          95,747
                                                                                     -------------
Healthcare 6.0%
Alliance Imaging, Sr. Sub. Notes, 10.375%, 4/15/11                    7,275                7,857
AmerisourceBergen, Sr. Notes, (144a), 8.125%, 9/1/08                  1,375                1,451
Bio-Rad Labs, Sr. Sub. Notes, 11.625%, 2/15/07                        7,800                8,736
Davita, Sr. Sub. Notes, 9.25%, 4/15/11                                5,050                5,353
Fresenius Medical Care Capital Trust
   I, 9.00%, 12/1/06                                                  2,500                2,587
   II, 7.875%, 2/1/08                                                 3,650                3,668
   IV, 7.875%, 6/15/11                                                4,000                4,060
HCA Healthcare, Sr. Notes, 8.75%, 9/1/10                              7,250                8,011
Iasis Healthcare, Sr. Sub. Notes, 13.00%, 10/15/09                    2,650                2,915
Kinetic Concepts, Sr. Sub. Notes, 9.625%, 11/1/07                     7,475                7,587
King Pharmaceuticals, Sr. Sub. Notes, 10.75%, 2/15/09                 4,253                5,146
LifePoint Hospitals, Sr. Sub. Notes, 10.75%, 5/15/09                  5,800                6,554
Mariner Post Acute Network
   Sr. Sub. Notes
   STEP, 0%, 11/1/07 *                                                8,100                   41
     9.50%, 11/1/07 *                                                 3,000                   30
Omnicare (Series B), Sr. Sub. Notes, 8.125%, 3/15/11                  4,100                4,346

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares               Value
------------------------------------------------------------------------------------------------
                                                                           In thousands
Owens & Minor, Sr. Sub. Notes, (144a), 8.50%, 7/15/11           $     4,500          $     4,781
Total Renal Care, Conv. Sub. Notes, 7.00%, 5/15/09                    7,244                7,097
Triad Hospitals, Sr. Sub. Notes, 11.00%, 5/15/09                      8,500                9,562
Triad Hospitals (Series B), Sr. Notes, 8.75%, 5/1/09                  1,850                2,017
Vicar Operating, Sr. Sub. Notes, (144a), 9.875%, 12/1/09              5,405                5,527
                                                                                          97,326
                                                                                     -----------
Internet Service Providers 0.1%
Exodus Communications, Sr. Sub. Conv. Notes, 5.25%, 2/15/08 *         8,500                  112
Globix, Sr. Notes, 12.50%, 2/1/10                                     8,950                1,969
                                                                                           2,081
                                                                                     -----------
Lodging 2.3%
Courtyard by Marriott II, Sr. Notes, 10.75%, 2/1/08                  14,700               14,994
HMH Properties, Sr. Notes, 7.875%, 8/1/08                             2,675                2,514
John Q. Hammons Hotels, 1st Mtg. Notes, 8.875%, 2/15/04              12,000               11,520
Meditrust
   (144a), 7.11%, 8/15/04                                             4,450                4,294
   MTN, 7.51%, 9/26/03                                                3,100                3,054
                                                                                          36,376
                                                                                     -----------
Long Distance 0.0%
Esprit Telecom, Sr. Notes, 10.875%, 6/15/08 *                         2,000                   10
                                                                                              10
                                                                                     -----------
Manufacturing 3.5%
Actuant, Sr. Sub. Notes, 13.00%, 5/1/09                              14,285               15,428
Alfa Laval, Sr. Notes, (144a), 12.125%, 11/15/10 (EUR)                2,400                2,440
Hawk, Sr. Notes, 10.25%, 12/1/03                                      7,779                7,507
HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07                       9,025                5,866
International Wire, Sr. Sub. Notes, 11.75%, 6/1/05                   14,682               12,186
Motors & Gears, Sr. Notes, 10.75%, 11/15/06                           7,600                6,726
Numatics, Sr. Sub. Notes, 9.625%, 4/1/08                              1,000                  400
Terex (Series B), Sr. Sub. Notes, 10.375%, 4/1/11                     5,500                5,665
                                                                                          56,218
                                                                                     -----------
Metals and Mining 2.9%
AK Steel, Sr. Notes, 9.125%, 12/15/06                                 6,250                6,531
Bethlehem Steel, Sr. Notes, 10.375%, 9/1/03 *                         6,900                  380
Better Minerals & Aggregates, Sr. Sub. Notes, 13.00%, 9/15/09         7,750                6,471
International Utility Structures, Sr. Sub. Notes, 13.00%, 2/1/08      7,566                  378
Joy Global, Sr. Notes, 10.75%, 4/30/06                               10,157               10,360
Lukens, Sr. Notes, 7.625%, 8/1/04                                       500                   23

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                                 Par/Shares                Value
---------------------------------------------------------------------------------------------------
                                                                         In thousands
P&L Coal
   Sr. Notes, 8.875%, 5/15/08                                   $     3,000          $     3,217
   Sr. Sub. Notes, 9.625%, 5/15/08                                    6,000                6,450
Russel Metals, Sr. Notes, 10.00%, 6/1/09                              6,000                6,060
Schuff Steel, Sr. Notes, 10.50%, 6/1/08                               2,950                2,655
US Steel, Sr. Notes, (144a), 10.75%, 8/1/08                           3,250                3,218
Weirton Steel
   Sr. Notes
     10.75%, 6/1/05 *                                                 4,850                  485
     11.375%, 7/1/04 *                                                1,900                  171
                                                                                          46,399
                                                                                     -----------
Paper and Paper Products 3.2%
Ainsworth Lumber, Sr. Notes, 12.50%, 7/15/07                          4,000                3,520
Four M, Sr. Notes, 12.00%, 6/1/06                                     7,500                7,050
Norampac, Sr. Notes, 9.50%, 2/1/08                                    1,750                1,846
Norske Skog, Sr. Notes, (144a), 8.625%, 6/15/11                       8,925                9,371
Packaging Corp. of America, Sr. Sub. Notes, 9.625%, 4/1/09            4,045                4,450
Paperboard Industries, Sr. Notes, 8.375%, 9/15/07                     6,750                6,548
Potlatch, Sr. Sub. Notes, (144a), 10.00%, 7/15/11                     5,605                5,941
Riverwood International
   Sr. Notes
     10.25%, 4/1/06                                                   1,600                1,660
     10.625%, 8/1/07                                                  6,450                6,869
Stone Container, Sr. Notes, 9.75%, 2/1/11                             2,250                2,419
U.S. Timberlands, Sr. Notes, 9.625%, 11/15/07                         2,160                1,296
                                                                                          50,970
                                                                                     -----------
Printing and Publishing 1.2%
Canwest Media, Sr. Sub Notes, 10.625%, 5/15/11                        5,000                5,388
Sun Media
   Sr. Sub. Notes
     9.50%, 2/15/07                                                   5,325                5,471
     9.50%, 5/15/07                                                   4,505                4,629
Transwestern, Sr. Disc. Notes, STEP, 0%, 11/15/08                     5,500                4,565
                                                                                          20,053
                                                                                     -----------
Restaurants 0.9%
AFC Enterprises, Sr. Sub. Notes, 10.25%, 5/15/07                      6,825                7,235

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                                 Par/Shares                Value
---------------------------------------------------------------------------------------------------
                                                                         In thousands
Foodmaker
   Sr. Notes, 9.75%, 11/1/03                                    $     4,800          $     4,878
   Sr. Sub. Notes, 8.375%, 4/15/08                                    2,950                2,979
                                                                                          15,092
                                                                                     -----------
Retail 0.2%
Dillard Department Stores, Notes, 7.375%, 6/1/06                      3,040                2,906
                                                                                           2,906
                                                                                     -----------
Satellites 0.6%
Echostar DBS, Sr. Notes, 9.375%, 2/1/09                               4,950                5,247
Orbital Imaging, Sr. Notes, 11.625%, 3/1/05 *                         3,400                  680
Pegasus Satellite, Sr. Notes, 12.375%, 8/1/06                         3,365                3,365
                                                                                           9,292
                                                                                     -----------
Service 3.0%
Allied Waste North America, Sr. Notes, (144a), 8.50%, 12/1/08         8,500                8,564
AP Holdings, Sr. Disc. Notes, STEP, 0%, 3/15/08                       4,300                  301
Avis, Sr. Sub. Notes, 11.00%, 5/1/09                                 12,125               12,974
Coinmach, Sr. Notes, 11.75%, 11/15/05                                 8,475                8,750
Global Imaging, Sr. Sub. Notes, 10.75%, 2/15/07                       4,575                4,666
Intertek Finance, Sr. Notes, 10.25%, 11/1/06                          4,425                4,337
Iron Mountain, Sr. Sub. Notes, 8.625%, 4/1/13                         1,350                1,431
ServiceMaster
   Sr. Notes
     7.10%, 3/1/18                                                    2,850                2,222
     7.45%, 8/15/27                                                   1,325                1,020
SITEL, Sr. Sub. Notes, 9.25%, 3/15/06                                 4,320                3,456
                                                                                          47,721
                                                                                     -----------
Specialty Chemicals 4.3%
Acetex, Sr. Notes, (144a), 10.875%, 8/1/09                            9,600                9,456
American Pacific, Sr. Notes, 9.25%, 3/1/05                            6,240                6,209
Compass Minerals, Sr. Sub. Notes, (144a)
     10.00%, 8/15/11                                                  2,350                2,479
Equistar Chemicals, Sr. Notes, 10.125%, 9/1/08                       12,225               12,408
Koppers, Sr. Sub. Notes, 9.875%, 12/1/07                             12,425               12,301
Lyondell Chemical
   Sr. Notes
   (144a), 9.50%, 12/15/08                                            3,700                3,700
     9.875%, 5/1/07                                                   2,950                3,009
   Sr. Sub. Notes, 10.875%, 5/1/09                                    5,350                5,109
Messer Griesheim, Sr. Notes, (144a), 10.375%, 6/1/11 (EUR)            4,250                3,960

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
--------------------------------------------------------------------------------------------------
                                                                         In thousands
Octel, Sr. Notes, 10.00%, 5/1/06                                $     9,255          $     9,995
                                                                                          68,626
                                                                                     -----------
Supermarkets 0.0%
Jitney-Jungle Stores
   Sr. Notes
     10.375%, 9/15/07 *                                               8,000                    0
     12.00%, 3/1/06 *                                                 3,100                    0
                                                                                               0
                                                                                     -----------
Textiles and Apparel 0.7%
Dan River, Sr. Sub. Notes, 10.125%, 12/15/03                         20,000                9,000
Delta Mills, Sr. Notes, 9.625%, 9/1/07                                5,675                2,667
Dyersburg, Sr. Notes, 9.75%, 9/1/07 *                                10,150                  254
                                                                                          11,921
                                                                                     -----------
Transportation 1.8%
Greyhound Lines, Sr. Notes, 11.50%, 4/15/07                           4,800                4,392
Petro Stopping, Sr. Notes, 10.50%, 2/1/07                             9,100                7,462
TravelCenters of America, Sr. Sub. Notes, 12.75%, 5/1/09             12,175               12,784
US Air, Notes, 8.93%, 4/15/08                                         5,618                3,849
                                                                                          28,487
                                                                                     -----------
Wireless Communications 7.6%
Airgate PCS, Sr. Sub. Notes, STEP, 0%, 10/1/09                       10,850                8,517
Alamosa Delaware
   Sr. Disc. Notes, STEP, 0%, 2/15/10                                 3,125                2,000
   Sr. Notes
     12.50%, 2/1/11                                                   2,500                2,600
     13.625%, 8/15/11                                                 8,025                8,687
American Cellular, Sr. Sub. Notes, 9.50%, 10/15/09                    7,000                7,175
Dobson Communications, Sr. Notes, 10.875%, 7/1/10                     1,900                2,061
Horizon PCS, Sr. Disc. Notes, STEP, 0%, 10/1/10                       3,075                1,676
IPCS, Sr. Disc. Notes, STEP, 0%, 7/15/10                             14,700                9,996
Leap Wireless, Sr. Disc. Notes, STEP, 0%, 4/15/10                     3,475                1,286
McCaw International, Sr. Disc. Notes, STEP, 0%, 4/15/07               4,800                  432
Microcell Telecommunications, Sr. Disc. Notes
     STEP, 0%, 6/1/06                                                 8,075                6,460
Nextel Communications
   Conv. Sub. Notes, 5.25%, 1/15/10                                   5,500                3,466
   Sr. Notes
     9.375%, 11/15/09                                                 3,425                2,851
     9.50%, 2/1/11                                                    2,500                2,038

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
--------------------------------------------------------------------------------------------------
                                                                         In thousands
Nextel International, Sr. Notes, 12.75%, 8/1/10                 $     4,875          $       487
Nextel Partners, Sr. Notes, (144a), 12.50%, 11/15/09                  3,450                3,243
Orange, Sr. Notes, 9.00%, 6/1/09                                      7,000                7,369
Rogers Cantel, Sr. Deb., 9.75%, 6/1/16                                3,300                3,267
Rogers Wireless, Sr. Notes, 9.625%, 5/1/11                            6,075                6,379
Triton PCS
   Sr. Sub. Notes
     STEP, 0%, 5/1/08                                                11,700               10,764
   (144a), 8.75%, 11/15/11                                           18,975               19,402
Ubiquitel, Sr. Sub. Disc. Notes, STEP, 0%, 4/15/10                    7,000                3,920
VoiceStream Wireless, Sr. Notes, 10.375%, 11/15/09                    7,350                8,416
                                                                                         122,492
                                                                                     -----------
Wireline Communications 0.6%
Alaska Communications, Sr. Sub. Notes, 9.375%, 5/15/09                9,200                9,108
KMC Telecom
   Sr. Disc. Notes, STEP, 0%, 2/15/08                                 9,650                  290
   Sr. Notes, 13.50%, 5/15/09                                         2,000                  200
                                                                                           9,598
                                                                                     -----------
Total Corporate Bonds and Notes (Cost $1,468,432)                                      1,381,643
                                                                                     -----------

EQUITY AND CONVERTIBLE SECURITIES 6.6%

Automobiles and Related 0.0%
Hayes Wheels, Warrants, 7/1/03 *                                         18                    0
                                                                                               0
                                                                                     -----------
Broadcasting 1.4%
AOL Time Warner, Common Stock *                                           2                   80
Cumulus Media, Exch. Pfd. Stock, (Series A) PIK                           8                8,219
Granite Broadcasting, Sr. Exch. Pfd. Stock, PIK                           2                  453
Paxon Communications, Jr. Exch. Pfd. Stock, PIK                           0                2,704
Sinclair Capital, Pfd. Stock                                            114               10,752
                                                                                          22,208
                                                                                     -----------
Cable Operators 2.1%
Classic Communications, Common Stock, (144a) * /\                         9                    1
CSC Holdings
   Pfd. Stock (Series H)                                                 46                4,921
   Pfd. Stock (Series M)                                                241               25,567
Mediaone, Pfd. Conv. Stock                                              150                4,088
Peachtree Cable Associates, Common Stock *                               10                    0

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                                 Par/Shares                Value
--------------------------------------------------------------------------------------------------
                                                                          In thousands
UIH Australia Pacific, Warrants, 5/15/06 *                      $         5          $         0
                                                                                          34,577
                                                                                     -----------
Consumer Products 0.0%
Hedstrom Holdings, Warrants *                                            11                    0
Hedstrom Holdings, Common Stock, (144a) *                               246                    2
Jostens, Warrants, 5/1/10 *                                               5                   51
Mattress Discounters, Warrants, 7/15/07 *                                 4                    4
                                                                                              57
                                                                                     -----------
Electric Utilities 0.7%
TNP Enterprises
   Sr. Exch. Pfd. Stock, (Series D) PIK                                  10               11,195
   Warrants, (144a), 4/1/11*                                              6                  189
                                                                                          11,384
                                                                                     -----------
Electronic Components 0.0%
ASAT Finance, Warrants, (144a), 11/1/06 *                                 2                   76
                                                                                              76
                                                                                     -----------
Gaming 0.1%
Capital Gaming International, Common Stock * /\                           1                    0
International Game Technology, Common Stock *                            20                1,240
                                                                                           1,240
                                                                                     -----------
Healthcare 0.0%
Wright Medical Technology, Warrants, 6/30/03 *                           38                    0
                                                                                               0
                                                                                     -----------
Internet Service Providers 0.0%
Cybernet Internet Services, Warrants, (144a) 7/1/09 *                     3                    0
Splitrock Services, Warrants, 7/15/08 * /\                                2                   10
                                                                                              10
                                                                                     -----------
Long Distance 0.0%
Global Crossing, Sr. Exch. Pfd. Stock, PIK                               76                  227
RSL Communications, Warrants, 11/15/06 *                                  3                    0
                                                                                             227
                                                                                     -----------
Metals and Mining 0.1%
International Utility Structures, Warrants, 2/1/03 *                      1                    0
Joy Global, Common Stock *                                               72                1,118
                                                                                           1,118
                                                                                     -----------
Retail 0.0%
Lamonts Apparel, Common Stock *                                           3                    0
Lamonts Apparel, Warrants, 1/31/08 * /\                                   1                    0

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
--------------------------------------------------------------------------------------------------
                                                                         In thousands
Safelite Glass (Class A), Warrants, 9/29/06 * /\                $       106          $         0
Safelite Glass (Class B), Common Stock * /\                              43                    0
Safelite Glass (Class B), Warrants, 9/29/07 * /\                         71                    0
Safelite Reality, Common Stock * /\                                       3                    0
                                                                                               0
                                                                                     -----------
Satellites 0.4%
Pegasus Satellite, Exch. Pfd. Stock, PIK                                  8                6,075
                                                                                           6,075
                                                                                     -----------
Service 0.0%
Efficient Market Securities, Common Stock * /\                          558                    0
                                                                                               0
                                                                                     -----------
Supermarkets 0.1%
Pathmark Stores, Common Stock, *                                         23                  564
Pathmark Stores, Warrants, 9/19/10 *                                     36                  293
                                                                                             857
                                                                                     -----------
Textiles and Apparel 0.4%
Anvil, Sr. Exch. Pfd. Stock, (Series B), PIK                            395                5,925
                                                                                           5,925
                                                                                     -----------
Transportation 0.0%
TravelCenters of America, Warrants, (144a), 5/1/09 *                     44                  443
                                                                                             443
                                                                                     -----------
Wireless Communications 1.2%
Dobson Communications, Exch. Pfd. Stock, PIK                              7                7,338
Horizon PCS, Warrants, (144a), 10/1/10 *                                  9                  366
IPCS, Warrants, (144a), 7/15/10 *                                         9                  549
Leap Wireless, Warrants, (144a), 4/15/10 *                                3                   87
Microcell Telecommunications
   Common Stock *                                                        44                   62
   Rights, (CAD) *                                                       44                    9
Nextel Communications, Sr. Exch. Pfd. Stock, (Series D) PIK              52                2,996
Rural Cellular, Sr. Exch. Pfd. Stock, (Series B) PIK                      5                4,487
Ubiquitel, Warrants, (144a), 4/15/10 *                                   19                  938
Western Wireless (Class A), Common Stock *                              120                2,948
                                                                                          19,780
                                                                                     -----------
Wireline Communications 0.1%
Allegiance Telecom, Warrants, 2/3/08 *                                    8                  132
AT&T, Common Stock *                                                      0                    4
AT&T Canada, Common Stock, (144a) * /\++                                 28                  765
AT&T Wireless, Common Stock *                                             0                    1

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                 Par/Shares                Value
--------------------------------------------------------------------------------------------------
                                                                          In thousands
E. Spire Communications, Pfd. Stock, PIK *                      $        83          $         1
Intermedia Communications, Exch. Pfd. Stock, (Series B) PIK               1                  161
KMC Telecom, Warrants, (144a), 4/15/08 *                                  5                   12
Rhythms Netconnections, Pfd. Conv. Stock, (144a) *                       30                    0
XO Communications, Sr. Exch. Pfd. Stock, PIK                            277                1,386
                                                                                           2,462
                                                                                     -----------
Total Equity and Convertible Securities (Cost $153,892)                                  106,439
                                                                                     -----------

OPTIONS PURCHASED 0.0%
0.0%
Vodafone Put, 3/1/18 @ $25.00                                           150                  600
Total Options Purchased (Cost $804)                                                          600
                                                                                     -----------

OPTIONS WRITTEN 0.0%
0.0%
Vodafone Call, 3/1/18 @ $25.00                                         (150)                (705)
Total Options Written (Cost $(645))                                                         (705)
                                                                                     -----------
MONEY MARKET FUNDS 6.1%

T. Rowe Price Reserve Investment Fund, 2.70% #                       98,446               98,446
Total Money Market Funds (Cost $98,446)                                                   98,446
                                                                                     -----------

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                  Par/Shares        Value
--------------------------------------------------------------------------------
                                                          In thousands
Total Investments in Securities
98.4% of Net Assets (Cost $1,720,929)                          $ 1,586,423
Other Assets Less Liabilities                                       25,086
                                                               -----------
NET ASSETS                                                     $ 1,611,509
                                                               -----------

Net Assets Consist of:
Undistributed net investment income (loss)                     $     1,899
Undistributed net realized gain (loss)                            (359,505)
Net unrealized gain (loss)                                        (134,504)
Paid-in-capital applicable to 239,557,239 shares of
$0.01 par value capital stock outstanding; 1,000,000,000
shares authorized                                                2,103,619
                                                               -----------
NET ASSETS                                                     $ 1,611,509
                                                               -----------

NET ASSET VALUE PER SHARE
High Yield shares
($1,568,867,526/233,212,796 shares outstanding)                $      6.73
                                                               -----------
High Yield Advisor Class shares
($42,641,811/6,344,443 shares outstanding)                     $      6.72
                                                               -----------

  #  Seven-day yield
  *  Non-income producing
  ++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 0.01% of net assets
 /\  Security valued by the Fund's Board of Directors
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 12.5% of net assets
MTN  Medium-Term Note
PIK  Payment-in-Kind
STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s) CAD Canadian dollar EUR Euro
CAD  Canadian dollar
EUR  Euro

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------
Unaudited

------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                     6 Months
                                                                        Ended
                                                                     11/30/01
Investment Income (Loss)
Income
   Interest                                                          $ 75,803
   Dividend                                                             6,984
                                                                     --------
   Total income                                                        82,787
                                                                     --------
Expenses
   Investment management                                                4,745
   Shareholder servicing
     High Yield shares                                                  1,494
     High Yield Advisor shares                                             12
   Custody and accounting                                                 114
   Registration                                                            44
   Prospectus and shareholder reports
     High Yield shares                                                     34
     High Yield Advisor shares                                              3
   Distribution-High Yield Advisor shares                                  29
   Directors                                                               16
   Legal and audit                                                          4
   Proxy and annual meeting                                                 3
   Miscellaneous                                                            5
                                                                     --------
   Total expenses                                                       6,503
   Expenses paid indirectly                                               (33)
                                                                     --------
   Net expenses                                                         6,470
                                                                     --------
Net investment income (loss)                                           76,317
                                                                     --------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                         (82,143)
   Foreign currency transactions                                          (95)
                                                                     --------
   Net realized gain (loss)                                           (82,238)
                                                                     --------
Change in net unrealized gain (loss)
   Securities                                                          10,311
   Options Written                                                        (61)
   Other assets and liabilities
   denominated in foreign currencies                                       52
                                                                     --------
   Change in net unrealized gain (loss)                                10,302
                                                                     --------
Net realized and unrealized gain (loss)                               (71,936)
                                                                     --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  4,381
                                                                     --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                 6 Months                  Year
                                                                    Ended                 Ended
                                                                 11/30/01               5/31/01
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                               $    76,317           $   155,031
   Net realized gain (loss)                                       (82,238)              (94,162)
   Change in net unrealized gain (loss)                            10,302                (1,249)
                                                              ---------------------------------
   Increase (decrease) in net assets from operations                4,381                59,620
                                                              ---------------------------------
Distributions to shareholders
   Net investment income
     High Yield shares                                            (73,506)             (155,550)
     High Yield Advisor shares                                     (1,149)                  (98)
                                                              ---------------------------------
   Decrease in net assets from distributions                      (74,655)             (155,648)
                                                              ---------------------------------
Capital share transactions *
   Shares sold
     High Yield shares                                            178,658               334,711
     High Yield Advisor shares                                     44,958                 4,485
   Distributions reinvested
     High Yield shares                                             62,181               128,748
     High Yield Advisor shares                                      1,106                    53
   Shares redeemed
     High Yield shares                                           (140,072)             (353,500)
     High Yield Advisor shares                                     (6,329)               (1,407)
   Redemption fees received
     High Yield shares                                                107                   267
                                                              ---------------------------------
   Increase (decrease) in net assets from
   capital share transactions                                     140,609               113,357
                                                              ---------------------------------
Net Assets
Increase (decrease) during period                                  70,335                17,329
Beginning of period                                             1,541,174             1,523,845
                                                              ---------------------------------
End of period                                                 $ 1,611,509           $ 1,541,174
                                                              ---------------------------------

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

-----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                     6 Months              Year
                                                        Ended             Ended
                                                     11/30/01           5/31/01

*Share information
   Shares sold
     High Yield shares                                 26,470            46,247
     High Yield Advisor shares                          6,686               625
   Distributions reinvested
     High Yield shares                                  9,265            17,793
     High Yield Advisor shares                            166                 8
   Shares redeemed
     High Yield shares                                (20,904)          (48,867)
     High Yield Advisor shares                           (943)             (199)
                                                      -------           -------
   Increase (decrease) in shares outstanding           20,740            15,607

The accompanying notes are an integral part of these financial statements.


27
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T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2001

------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares--High Yield, offered since December 31, 1984, and High Yield Advisor Class, first offered on March 31, 2000. High Yield Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in domestic securities with original maturities of one year or more and foreign securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

      Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities, are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide--Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to June 1, 2001, the fund recognized premiums on high-yield securities, other than PIK and STEP bonds, and all market discounts at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $44,000 reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended November 30, 2001, the effect of this change was to increase net investment income by $1,649,000 ($0.007 per share), decrease net realized gain/loss on securities by $322,000 ($0.001 per share), and decrease net unrealized gain/loss on securities by $1,327,000 ($0.006 per share). This change had no effect on the fund's net assets or total return.

Class Accounting The High Yield Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions are declared and paid by the fund on an annual basis.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


      Redemption Fees The High Yield Fund assesses a 1.0% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Noninvestment-Grade Debt Securities At November 30, 2001, approximately 85.3% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

      Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the High Yield Fund's accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended November 30, 2001, were as follows:

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                      Number of
                                                      Contracts     Premiums
      Outstanding at beginning of period                     --  $        --
      Written                                             1,500      644,000
                                                      -----------------------
      Outstanding at end of period                        1,500  $   644,000
                                                      -----------------------

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $680,503,000 and $503,847,000, respectively, for the six months ended November 30, 2001.



NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the fund had $219,347,000 of capital loss carryforwards, $6,571,000 of which expires in 2002, $40,450,000 in 2003, and $172,326,000 thereafter through 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

      At November 30, 2001, the cost of investments for federal income tax purposes was $1,719,646,000. Net unrealized loss aggregated $133,224,000 at period-end, of which $53,453,000 related to appreciated investments and $186,677,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $783,000 was payable at November 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

The manager has agreed to bear any expenses through May 31, 2002, which would cause High Yield Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through May 31, 2004, High Yield Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.05%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $757,000 for the six months ended November 30, 2001, of which $167,000 was payable at period end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months then ended, the fund was allocated $696,000 of Spectrum expenses, $133,000 of which was payable at period-end. At November 30, 2001, approximately 33.8% of the outstanding shares of High Yield were held by Spectrum.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2001, totaled $2,126,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

-----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price High Yield Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
   Affirmative:       178,099,879.735      F. Pierce Linaweaver
   Withhold:            2,170,917.944         Affirmative:       177,983,902.002
                                              Withhold:            2,286,895.677
   Total:             180,270,797.679
                                              Total:             180,270,797.679
William T. Reynolds
   Affirmative:       178,039,670.132      Hanne M. Merriman
   Withhold:            2,231,127.547         Affirmative:       177,926,141.292
                                              Withhold:            2,344,656.387
   Total:             180,270,797.679
                                              Total:             180,270,797.679
Calvin W. Burnett
   Affirmative:       177,781,758.935      John G. Schreiber
   Withhold:            2,489,038.744         Affirmative:       178,017,054.843
                                              Withhold:            2,253,742.836
   Total:             180,270,797.679
                                              Total:             180,270,797.679
Anthony W. Deering
   Affirmative:       177,980,466.367      Hubert D. Vos
   Withhold:            2,290,331.312         Affirmative:       177,907,969.837
                                              Withhold:            2,362,827.842
   Total:             180,270,797.679
                                              Total:             180,270,797.679
Donald W. Dick, Jr.
   Affirmative:       178,073,321.939      Paul M. Wythes
   Withhold:            2,197,475.740         Affirmative:       177,967,810.724
                                              Withhold:            2,302,986.955
   Total:             180,270,797.679
                                              Total:             180,270,797.679
David K. Fagin
   Affirmative:       177,881,784.711      James S. Riepe
   Withhold:            2,389,012.968         Affirmative:       178,046,028.554
                                              Withhold:            2,224,769.125
   Total:             180,270,797.679
                                              Total:             180,270,797.679

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(R)and Account Access through the T. Rowe Price Web site on the Internet. Address:
     www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     *T. Rowe Price Brokerage is a division of T. Rowe Price Investment
      Services, Inc., Member NASD/SIPC.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------



www.troweprice.com


     ACCOUNT INFORMATION
     ---------------------------------------------------------------------------
     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS
     ---------------------------------------------------------------------------
     College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

     Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION
     ---------------------------------------------------------------------------
     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the
     T. Rowe Price funds and services.

     Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

     Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

     Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------



COLLEGE PLANNING


         With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any permanent U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

         We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

         Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

         College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

         College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

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T. ROWE PRICE PLANNING TOOLS AND SERVICES
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T. ROWE PRICE RETIREMENT SERVICES


          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


          PLANNING TOOLS AND SERVICES
          ----------------------------------------------------------------------
          T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES
          ----------------------------------------------------------------------
          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans


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T. ROWE PRICE MUTUAL FUNDS
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STOCK FUNDS
-------------------------------
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
-------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------------------------------
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
----------------------------------
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS
----------------------------------
Stock
Emerging Europe &
  Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.


* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

** Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[LOGO] T. Rowe Price              T. Rowe Price Investment Services, Inc.
                                  100 East Pratt Street
                                  Baltimore, MD 21202

                                                              F57-051 11/30/01 D